Offerings - Offering: 1	Aug. 20, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 58,831,792.64
Fee Rate	0.01531%
Amount of Registration Fee	$ 9,007.15
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of July 31, 2025, of $24.8587. This amount is based upon the offer to purchase up to 2,366,648 common shares of beneficial interest, par value $0.01 per share, of Ares Core Infrastructure Fund. The amount of filing fee is calculated at $153.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.